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                                                                   EXHIBIT 10.80

                             OEM PURCHASE AGREEMENT

                                 FIRST AMENDMENT

This FIRST Amendment ("Amendment") effective as of the 1st day of April 2004 , (the "Effective Date") amends the OEM Purchase Agreement (the "Agreement") dated December 16, 2002, by and between HEWLETT-PACKARD COMPANY, a Delaware corporation having its principal place of business at 3000 Hanover Street, Palo Alto, California 94304 ("HP") and BROCADE COMMUNICATIONS SYSTEMS, INC. a Delaware corporation having its principal place of business at 1745 Technology Drive, San Jose, California 95110, and BROCADE COMMUNICATIONS SYSTEMS SWITZERLAND SARL., a corporation organized under the laws of Geneva, and having its principal place of business at 29 Route de l'Aeroport Case Postale 105, CH-1215 Geneva 15, Switzerland (collectively "Supplier").

RECITALS

WHEREAS, HP and Supplier entered into an OEM Purchase Agreement ("OEM Purchase Agreement") with an effective date of December 16, 2002 which specified the terms and conditions under which Supplier sells, licenses and supports certain OEM Products identified therein;

WHEREAS, HP and Supplier desire to enter into this Amendment to amend certain provisions of the Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, HP and Supplier agree as follows:

1. DEFINITIONS. Terms used in this Amendment that are not defined herein shall have the meaning given thereto in the Agreement.

2. CONFIRMATION AND RATIFICATION. Except as expressly amended herein all unmodified and remaining terms and conditions of the Agreement shall remain in full force and effect. All capitalized terms not defined in this Amendment shall have the meaning set forth in the Agreement. In the event a conflict between the Agreement and this Amendment, the terms of this Amendment shall govern.

3. AMENDMENTS . HP and Supplier hereby agree that the Agreement is hereby amended as follows:

      3.1. Add new Exhibit [**] that defines the current process by which Brocade ships and HP receives software license upgrades for installation in Brocade's Fibre Channel switches.

4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which will be deemed an original, but both of which together will constitute one and the same instrument. The parties agree that facsimile signatures of the parties will be binding.

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IN WITNESS WHEREOF, HP and Supplier have entered into this Amendment as of the
Effective Date as provided above.

AGREED:

BROCADE COMMUNICATIONS                      HEWLETT-PACKARD COMPANY
SYSTEMS INC. ("SUPPLIER")                   ("HP")

By: /s/ MICHAEL KLAYKO                      By: /s/ RICHARD GENTILINI
    ------------------                          ---------------------

Name: MICHAEL KLAYKO                        Name: RICHARD GENTILINI

Title: VP   11/2/04                         Title: DIRECTOR, SWD PROCUREMENT


BROCADE COMMUNICATIONS
SWITZERLAND, SARL. ("SUPPLIER")

By: /s/ IAN WHITING
    ---------------

Name: IAN WHITING

Title: VICE PRESIDENT EMEA

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                                  EXHIBIT L OF
                                 FIRST AMENDMENT

                       BROCADE SOFTWARE LICENSE REDEMPTION
                             PRINT ON DEMAND PROCESS

The following is a detail of the current Print-on-Demand process.

DEFINITIONS:

ENTITLEMENT CERTIFICATE - A document that is created by [**], which contains the REGISTRATION NUMBER, an HP part number, and a description of the software license.

HP - The [**].

LICENSE KEY - A string of characters that can be applied to a unique switch to enable a license feature or set of features, that have been purchased by HP, along with the corresponding switch. A License Key is only valid on a unique switch and cannot be directly transferred between switches. A License Key can be reinstalled on the switch but will only enable the same feature. This is provided by Brocade to [**] when a customer presents a REGISTRATION NUMBER for REDEMPTION TO [**].

[**] - Third party supplier who manages HP customers' license redemptions. Tracks License Key detail as it moves from Brocade to HP, as well as when the customer redeems their license.

PAPER PACK - The final product that is manufactured by HP, which contains the ENTITLEMENT CERTIFICATE, a software license agreement, and instructions to the customer on how to redeem the Brocade software license. Consists of two pieces of paper, folded in half and enclosed in a cardboard envelope.

[**] - Process that HP uses to convert an ENTITLEMENT CERTIFICATE to a PAPER
PACK.

REDEMPTION - Customer presents an ENTITLEMENT CERTIFICATE to [**] to activate a Brocade software license feature.

REGIONS - HP stocking locations where inventory is kept. [**].

REGISTRATION NUMBER - A unique number that [**]creates to correspond with each unique TRANSACTION KEY. This is the only information that HP or customers see when Brocade software is purchased from HP, and is the first string of numbers that is used to initiate a REDEMPTION of a Brocade software license.

REPAIR KEY - A TRANSACTION KEY provided to HP/[**] [**]to be used only by HP service personnel to transfer an after market license from a defective Brocade switch to a field replaced switch. Brocade has the right to periodically audit the use of the repair licenses. During the course of such audit, if Brocade finds that a REPAIR KEY is used on switches that are not part of a defective switch replacement, Brocade will [**]. The charge will be based on the current contractual price for a Transaction Key.

TRANSACTION KEY - A unique serial number that is provided by Brocade to HP whenever HP purchases a software feature license for a Brocade product. A Transaction Key can be provided either in paper form or electronically and entitles HP to obtain a License Key for a single or a set of licensed features on a specific

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class of switch. A single Transaction Key can only be applied for a single switch (designated by its WWN). A Transaction Key is submitted to a "web site application" with a switch serial number and WWN. This operation generates a license key, which is then installed to the switch. A Transaction Key can only be used once and will no longer be valid once a License Key has been issued in exchange.

PROCESS FLOW:

1. HP provides Brocade with a purchase order for invoicing purposes for each part number.

2. [**] places [**] order with Brocade for Transaction Keys, based on HP [**]previously established.

3.    Brocade electronically sends Transaction Keys to [**].

4. [**] creates a corresponding Registration Number for each Transaction Key and stores in a database that tracks the details of the movement of that key as it routes through [**].

5.    HP places an order with [**]for an Entitlement Certificate.

6. [**] creates and sends Entitlement Certificates to HP. [**]. [**] batches the Entitlement Certificates for [**] and sends them to Brocade. [**].

7. HP manufactures a Paper Pack, which contains the Entitlement Certificate, a software license agreement, and instructions for Redemption of the software license.

8. Customer contacts [**] to redeem software license, using the Entitlement Certificate with a Registration Number they have received in the Paper Pack.

9. [**] cross references the Registration Number to the Transaction Key number and asks Brocade for a License Key. [**] provides Brocade with the worldwide name and serial number of the switch, so that the license can be associated with a specific switch.

10. Brocade will make available to [**] a License Key redemption code on its website. [**] redeems the License Key via the Brocade website for processing to the customer.

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                            ATTACHMENT A TO EXHIBIT L

                     BUSINESS AND TECHNICAL SUPPORT CONTACTS

THE FOLLOWING PERSONS ARE DESIGNATED TO SERVE AS BUSINESS SUPPORT CONTACTS:

SUPPLIER:                                   HP:
--------                                    ---
NAME:  [**]                         NAME:   [**]
HP Account Manager                          Commodity Manager
ADDRESS:   Brocade Communications           ADDRESS: Hewlett-Packard Company
1745 Technology Drive                       8000 Foothills Blvd.
San Jose, CA 95110                          Roseville, Ca  95747
PHONE: 408-333-[**]                         PHONE: 916-[**]
FAX:  408-487-[**]                          FAX:   916-[**]
EMAIL:[**]                                  EMAIL: [**]


SUPPLIER:
NAME:  [**]
HP/Brocade Account Manager
ADDRESS:  [**]
[**]
[**]
PHONE: 801-434-[**]
EMAIL: [**]


THE FOLLOWING PERSONS ARE DESIGNATED AS TECHNICAL SUPPORT CONTACTS:

SUPPLIER:                                   HP:
--------                                    ---
NAME:  [**]                         NAME:   [**]
Brocade Customer Support                    Total Customer Experience Support
ADDRESS:   Brocade Communications           ADDRESS: Hewlett-Packard Company
1745 Technology Drive                       8000 Foothills Blvd.
San Jose, CA 95110                          Roseville, Ca  95747
PHONE:  800-ATFIBRE                         PHONE:  916-[**]
EMAIL: support@brocade.com                  EMAIL:  [**]

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[**]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.